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                                                                    EXHIBIT 10.1



                 AMENDMENT NO. 1 TO HORIZON BANCORP STOCK OPTION
                     AND STOCK APPRECIATION RIGHTS AGREEMENT


       This Amendment No. 1 is made and executed this 22nd day of August 2002, by and between Horizon Bancorp, an Indiana corporation (the "Company")
and           , an officer or employee of the Company or one of its subsidiaries
(the "Optionee");

       WHEREAS, the Company adopted the 1997 Key Employees' Stock Option and Stock Appreciation Rights Plan of Horizon Bancorp (the "Plan");

       WHEREAS, the Optionee has received the following grants of stock options and associated stock appreciation rights ("SARs") under the Plan and has entered into a Stock Option and Stock Appreciation Rights Agreement for each grant ("Agreement");

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        Date                  Number of Shares                Option Price
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       WHEREAS, the Company has issued a stock split of three for one of its shares of common stock on November 16, 2001, resulting in the following current outstanding stock options and associated SARs;

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        Date                  Number of Shares                Option Price
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       WHEREAS, the Company and Optionee have agreed to a limitation on the economic value of the vested and exercisable SAR's granted under each of the Agreements referred to above and to eliminate the SAR's which are not vested or exercisable under the Agreements;

       NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Company and the Optionee agree as follows:

       1. LIMITATION ON ECONOMIC VALUE OF VESTED STOCK APPRECIATION RIGHTS. For purposes of the Agreements referred to above, the economic value to be paid by the Company of the SAR's (as referred to in Section 9 of each Agreement) which are vested and exercisable by the Optionee on the date of this Amendment may not exceed the following:
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            Date of Agreement                          Limitation
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                                                    $22.00 Per share
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The Optionee understands that under the Plan exercise of the SARs shall extinguish all rights under the associated stock options, regardless of the limitation on payment of the economic value of the SARs.

       2. ELIMINATION OF UNVESTED SAR'S. To the extent that SAR's have not vested and are not exercisable under the Agreements on the date of this Amendment, the Optionee shall only be allowed to exercise the stock options associated with such shares of stock and shall not be permitted to exercise the SAR's when they become vested.


       3. NO OTHER CHANGES. In all other respects the Agreements shall continue on an unchanged basis.

       IN WITNESS WHEREOF, the Company, by its duly authorized officer, and the Optionee have caused this Amendment No. 1 to be executed on the date and year first written above.

                                           HORIZON BANCORP



                                           By:
                                               ---------------------------------
                                                Craig M. Dwight, President & CEO



                                               ---------------------------------
                                                          Optionee
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                                 HORIZON BANCORP
           INDIVIDUALS ELECTING TO CAP THEIR STOCK APPRECIATION RIGHTS


       NAME                                       SAR'SCAPPED
       ----                                       -----------

Craig M. Dwight                                      46,260
Lawrence J. Mazur                                    15,420
Thomas H. Edwards                                    11,820
David G. Rose                                        10,800
Joseph H. Mellen                                      5,100
Rachel Saxon                                          3,600
James Neff                                            3,600
Mary I. Schultz                                       3,060
Ken Krapf                                             3,000
Carla Kanney                                          1,800
James H. Foglesong                                    1,800
Patrick Collins                                       1,200
Kathie A. DeRuiter                                    1,200
Steven Kring                                          1,200
JoAnn Krickhahn                                       1,200
Donna Scott                                           1,200
Daniel Buresh                                           600